Double-Take Software™

Microsoft GOLD CERTIFIED Partner

www.doubletake.com
Workload Optimisation:
Creating dynamic infrastructures
Strategic Overview
May 14, 2009

Windows Storage Replication Software Market (IDC)

$ Millions
27%
515
655
781
926
1097
1295
13%
519
589
657
740
838
952
2007
2008
2009
2010
2011
2012
September '08 Forecast
February '09 Update

Market Growth
Impact of The Global Recession
2
www.doubletake.com
5 yr
CAGR
20.4%
5 yr
CAGR
12.9%
1) DBTK grew at 16% in 2008

USERS
NORMAL
FAILOVER
SOURCE SERVER
TARGET SERVER
Local or Remote
HOST-BASED SOFTWARE
REPLICATION
RESTORE
WAN / LAN
RECOVERY MADE EASY

Double-Take Software

What We Are Known For Today
Disaster Recovery & High Availability
Affordable, non-intrusive software to minimize downtime for business critical systems based upon Microsoft and VMware server platforms

www.doubletake.com
 High Availability
 Provide LAN or WAN failover
 Maximize user productivity and minimize data loss
 Data Protection Options
 Real-time asynchronous replication
 Byte level bandwidth friendly data movement
 Recovery Options
 Automated monitoring / failover
 Application Independent
 Provide failover for ALL windows applications
 Application specific module for Exchange, SQL,
 Sharepoint, BES and File/Print servers.
 Hardware Independent
 Replicate and failover between dissimilar hardware
 Replicate and failover between dissimilar storage
 Cost Effective
 ROI of under 6 months in most cases

Our Objective

Workload Optimization For Dynamic Infrastructures

WAN
WAN

Double-Take Software

4
www.doubletake.com

www.doubletake.com
WAN
REMOTE
WORKERS
REMOTE
WORKERS
BRANCH OFFICES
DATA CENTRE - London
Move workloads any time, any place for any purpose.
Protect or migrate any workload, system state, applications, or data, in real-time no matter what server, desktop, storage or virtualization platform.
LAN
LAN
LAN
LAN
LAN
LAN
DATA CENTRE - New York
Cloud
DATA CENTRE - Amazon

Availability
Backup
Replication
Move
Flex

Double-Take Software

Become Double-Take Product Suites

Double-Take
GeoCluster

Livewire
($1,000,000)
TimeData

Replication

Double-Take
Migration Licensing

NetBoot
SANfly

Double-Take Software

Current Product Lines
(’08 License Revenue)

Workload

Availability

- Full System Failover
- Application Aware Failover
- Multi-Site Clusters

Backup

- System State Recovery
- Snapshot, CDP
- First Cloud Offering

Replication

Move

- Any to Any Workload Mobility
- Hardware and Platform Independence
- P2V, x2P, Cross-Hypervisor, x2C

Flex

- Network System Image Provisioning
- iSCSI Boot, Linked Boot Images
- Infrastructure Re-purposing

Optimization

Double-Take Software

Leverage Capabilities

Availability

$1.2 Billion
Availability and Clustering Software*

Backup

$1.9 Billion
Data Protection and Recovery Software*

$817 Million
Storage Replication Software*

Replication

$401Million
Storage Management Software*

$964 Million
HSM and Archive Software†

$941 Million
Software Change and Configuration Management†

Move

Flex

Double-Take Software

† 2009 Forecast Data from various 2008 Gartner Reports

Expanded Market Opportunities
*2009 Forecast Data from various 2008 IDC Reports, Windows and Linux Market Segments

WORLDWIDE SALES MEETING PUERTO RICO

www.doubletake.com
Double-Take Differentiators
• Continuous replication of data, file, application and OS
 – WAN-Optimized, crash-consistent, real-time replication across any distance
 – Real-time replication/migration of data between dissimilar storage devices
• Across dissimilar hardware, storage, virtualization platforms
 – Migration P2P, P2V, V2V or V2P, including across dissimilar virtualization platforms
 – Failover of any Windows workload with only minutes of downtime and near-zero data loss
• Backup and recover individual files, emails or entire servers
 – Real-time backup of multiple servers to a single repository with on-demand recovery
 – Any point-in-time, granular recovery of data
• Centralized management of servers and desktops
 – Boot-from-SAN using iSCSI optimized for multiple servers/desktops booting from a single image

WORLDWIDE SALES MEETING PUERTO RICO
Summary - Double-Take Today
• Innovative, Highly Functional Product Line
• Leader in Our Market, Entering New Markets
• Overlay Sales Model with Blue Chip Partners
• Global Distribution
• Large Promotional Customer Base
• A Focus on Recurring Revenue
• Solid History of Generating Income
• Strong Balance Sheet

www.doubletake.com